UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021

SCOPUS BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39788	82-1248020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 300

New York, New York 10170

(Address of principal executive offices)

(212) 479-2513

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCPS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Scopus BioPharma Inc. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on December 27, 2021 to announce the preliminary voting results of the Company’s 2021 Annual Meeting of Stockholders held on December 20, 2021 (the “Annual Meeting”). This Amendment is being filed to disclose the final voting results received from First Coast Results, Inc. (“First Coast”), the independent inspector of elections for the Annual Meeting.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the proposals voted on at the Annual Meeting, and the final voting results certified by First Coast on January 5, 2022. The final voting results on each of the proposals, as reported by First Coast, are as follows:

Proposal 1: Election of two directors to serve as Class A directors on the Board to serve until the 2024 annual meeting of stockholders or until successors have been duly elected and qualified.

	For	Withhold	Broker Non-Votes
Raphael Hofstein, Ph.D.	7,031,321	83,753	-
David S. Battleman, M.D.	7,031,640	83,434	-
Mordechai Saar Hacham	8,276,505	189,999	-
Joshua Levine	8,276,338	190,166	-

Proposal 2: Ratification of the appointment of Citrin Cooperman & Company, LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

For	Against	Abstain	Broker Non-Votes
7,923,146	8,408,089	8,736	-

Item 8.01	Other Events

On January 3, 2022, Ira Scott Greenspan, Robert Gibson and Joshua Lamstein filed a Verified Complaint pursuant to Section 225 of the Delaware General Corporation Law challenging the results of the Annual Meeting, on the basis that, among other things, (i) Morris Laster, Gabriella Laster, Sara Laster and Chen Laster (collectively the “Lasters”) improperly voted six million shares of the Company’s common stock at the Annual Meeting (the “Disputed Shares”) because the Lasters do not own the Disputed Shares over which the Lasters improperly and incorrectly claimed ownership, and (ii) the Lasters would have not succeeded at the Annual Meeting but for the fact they improperly voted the Disputed Shares given that an overwhelming majority (more than 90%) of unaffiliated stockholders’ votes were in favor of the incumbent directors. The Lasters’ slate of directors would still have been defeated notwithstanding his vote of 3.5 million shares for which he was given a one-time proxy—i.e., but for the Lasters’ vote of the 2.5 million shares that they do not own and for which they did not receive a proxy, the incumbent directors would have retained their seats—thus allowing the votes of the Lasters to dictate the outcome of the Annual Meeting and contradict the will of the Company’s unaffiliated stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOPUS BIOPHARMA INC.

Dated: January 10, 2022	By:	/s/ Joshua R. Lamstein
Joshua R. Lamstein
Chairman